Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SFG Financial Corporation (the “Company”) on Form 10-QSB for the period ended October 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “report”), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Action of 2002, that to the best of his knowledge:

(1)	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 28, 2007	By:	/s/ BRUCE STEPHENS
Bruce Stephens
Chief Executive Officer and
Principal Accounting Officer